                                                                  EXHIBIT 10.1.6

                               TENTH AMENDMENT TO
                        AGREEMENT OF LIMITED PARTNERSHIP
                      OF EOP OPERATING LIMITED PARTNERSHIP

     THIS TENTH AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP OF EOP OPERATING LIMITED PARTNERSHIP (this "AMENDMENT"), dated October 1, 1999, is entered into by EQUITY OFFICE PROPERTIES TRUST, a Maryland real estate investment trust, as managing general partner (the "GENERAL PARTNER") of EOP Operating Limited Partnership, a Delaware limited partnership (the "PARTNERSHIP"), for itself and on behalf of itself and the Limited Partners of the Partnership, and that or those persons whose signatures are set forth on the signature pages attached hereto.

     WHEREAS, on the date hereof, PALO ALTO SQUARE LIMITED PARTNERSHIP, an Illinois limited partnership ("CONTRIBUTOR"), is receiving 1,012,623 Class B Units of limited partnership interest in the Partnership ("OP UNITS") in exchange for certain real property interests, pursuant to a closing under, and as more particularly described in, that certain Contribution Agreement dated September 28, 1999, by and between the General Partner (or its permitted assignees) and Contributor (the "CONTRIBUTION AGREEMENT"). The Contributor is the owner of certain property (the "PROPERTY") described in the Contribution Agreement.

     WHEREAS, Contributor has assigned the OP Units to its constituent partners as set forth on Schedule 1 who desire to become Limited Partners of the Partnership (the "EQUITY HOLDERS").

     WHEREAS, pursuant to the authority granted to the General Partner under the Agreement of Limited Partnership of the Partnership dated as of July 3, 1997, as amended thereafter (as so amended, the "PARTNERSHIP AGREEMENT"), the General Partner desires to amend the Partnership Agreement to reflect (i) the admission of the Contributor as an Additional Limited Partner, (ii) the admission of the Equity Holders as Substituted Limited Partners and the holders of the OP Units and (iii) certain other matters described herein.

     WHEREAS, the Contributor and the Equity Holders desire to become a party to the Partnership Agreement and to be bound by all of the terms, conditions and other provisions of this Amendment and the Partnership Agreement.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Partnership Agreement as follows:

     1. ADMISSION TO PARTNERSHIP. The Contributor is hereby admitted to the Partnership as an Additional Limited Partner in accordance with Section 12.2 of the Partnership Agreement and hereby agrees to become a party to the Partnership Agreement and to be bound by all of the terms, conditions and other provisions of the Partnership Agreement, including, but not limited to, the power of attorney set forth in Section 15.11 of the Partnership Agreement. The General Partner hereby consents to the transfer of the OP Units from the

Contributor to the Equity Holders as reflected on Schedule 1 attached hereto. Accordingly, the Equity Holders are hereby admitted to the Partnership as Substituted Limited Partners in accordance with Section 11.4 of this Partnership Agreement and hereby agree to become parties to the Partnership Agreement and to be bound by all of the terms, conditions and other provisions of the Partnership Agreement (as amended by this Amendment), including, but not limited to, the power of attorney set forth in Section 15.11 of the Partnership Agreement, and the Contributor is no longer a Limited Partner of the Partnership.

     2. RESTATEMENT OF EXHIBIT A. Exhibit A to the Partnership Agreement hereby is amended by replacing such Exhibit A with Exhibit "A" attached to this Amendment.

     3. RIGHT TO ASSIGN. Notwithstanding any other provision of this Amendment or of the Partnership Agreement, the Equity Holders shall have the right to assign all or any portion of their OP Units, together with any and all other rights of the Equity Holders pursuant to this Amendment or the Partnership Agreement, to one or more of the constituent partners or shareholders, members, partners or beneficiaries of constituent partners of the Equity Holders on the date hereof, whether direct or indirect, without the need for the consent of the Managing General Partner or any other General Partner or Limited Partner and without being subject to the right of first refusal set forth in Section 11.3.A(a) of the Partnership Agreement, but in each case subject to the restrictions and conditions set forth in Sections 11.3.C, 11.3.D, 11.3.E, 11.6.E and 11.6.F of the Partnership Agreement. Upon the delivery of written notice of such an assignment to the Managing General Partner, each assignee of OP Units pursuant to the immediately preceding sentence shall be admitted to the Partnership as a Substituted Limited Partner owning the OP Units so assigned and having all of the rights of a Limited Partner under the Partnership Agreement and this Amendment, subject only to such assignee executing and delivering, to the Partnership an acceptance of all of the terms and conditions of the Partnership Agreement and such other documents or instruments as the Managing General Partner may reasonably require to effect such admission, in accordance with Section 11.4.B of the Partnership Acreement. Each permitted assignee of any of the OP Units, issued to the Contributors pursuant to the Contribution Agreement and subsequently transferred to the Equity Holders, that is admitted as a Substituted Limited Partner in accordance with this Section 3 or Article XI of the Partnership Agreement, for so long as such Person owns any such OP Units, is referred to in this Amendment as an "Indirect Equity Holder." Upon satisfaction of the condition described in the second sentence of this Section 3, the Managing General Partner shall amend Exhibit A to the Partnership Agreement in the manner described in Section 11.4.C of the Partnership Agreement. For purposes of
Section 8.6 of the Partnership Agreement, each Equity Holder and Indirect Equity Holder shall be entitled to exercise its right to require the Partnership to redeem all or any portion of the OP Units assigned to it by an Equity Holder at any time on or after the date hereof.

     4.    ADJUSTMENTS TO CARRYING VALUES.

           (a) The Carrying Values of the Assets of the Partnership shall be adjusted in accordance with the procedures described in Section 1.D of Exhibit B to the Partnership Agreement: provided, however, that in order to minimize the administrative burden associated with the adjustments required by this
Section 4(a) in connection with the distribution of the Cash Amount to an Equiy Holder, or an Indirect Equity Holder, the Partnership shall make the adjustments to the Carrying Values of the Partnership's Assets (and the resulting adjustments to the Capital Accounts of the Partners) only upon the happening of the most material event during the calendar year that is described in Section 1.D(2) of Exhibit B to the Partnership Agreement (the "ANNUAL ADJUSTMENT"); and provided further, that upon the distribution of the Cash Amount to an Equity Holder or an Indirect Equity Holder or, at the option of the General Partner, upon the occurrence of any other event described in
Section 1.D(2) of Exhibit B to the Partnership Agreement, that occurs during any year other than as of the date of the Annual Adjustment, the Partnership shall, at the time of such distribution, make adjustments to the Carrying Values of the Partnership's Assets in accordance with the procedures described in Section 1.D of Exhibit B to the Partnership Agreement for purposes of adjusting the Capital Account of an Equity Holder, or such Indirect Equity Holder who has exercised his Redemption Right or such other affected Partner, but no such adjustments shall be necessary at such time with respect to the Capital Account balances of Partners who remain Partners through the date of the Annual Adjustment or are otherwise not directly affected by any such other event.

           (b) Any determination of the fair market value of Partnership assets pursuant to Section 1.D of Exhibit B to the Partnership Agreement (for purposes of calculating Unrealized Gain or Unrealized Loss) with respect to adjusting the Carrying Values of Partnership assets in connection with the exercise of Redemption Rights by an Equity Holder or any Indirect Equity Holder shall be made by assuming that the aggregate fair market value of all Partnership assets is equal to the aggregate Cash Amount that would be distributed by the Partnership if all Partnership Units held by all Partners (including the General Partners) were redeemed in exchange for the Cash Amount with respect to each such Partnership Unit at such time, provided, however, such valuation methodology shall not be utilized for purposes of determining the fair market value of the Partnership's assets with respect to any such exercise of redemption Rights in contemplation of an assignment by or reorganization of the Partnership for the benefit of creditors and any liquidation of the Partnership related thereto or following the filing by (or in contemplation of a filing) by the Partnership of a case under Title 11 of the U.S. Code.

     5. ALLOCATIONS. Nothwithstanding the provisions of Section 2.C of Exhibit C to the Partnership Agreement, for purposes of allocating items of income, gain, loss and deduction with respect to the Property in the manner required by Section 704(c) of the Code, the Partnership shall employ, and shall cause any entity controlled by the Partnership which holds title to any of the Property to employ, the "traditional method" as set forth in Regulation Section 1.704-3(b).

     6.    OBLIGATION TO RESTORE DEFICIT CAPITAL ACCOUNTS.

           (a) For purposes of this Section 6, the following terms shall have the meanings set forth below:

                 (i) "Aggregate Protected Amount" means the aggregate balances of the Protected Amounts, if any, of all Protected Partners, as determined on the date in question.

                 (ii) "Protected Amount" means, with respect to any Protected Partner, an amount equal to (i) the taxable gain, if any, that would be realized by such Protected Partner if such Partner were to dispose of its Partnership Interests for no consideration other than the release or deemed release of liabilities of the Partnership assumed by or otherwise allocable to such Partner under Code Section 752, as such hypothetical gain is determined from time to time, less (ii) such Partner's share of "qualified nonrecourse financing" as defined in Code Section 465(b)(6) and the Treasury Regulations thereunder, as such share is determined from time to time in accordance with Treasury Regulations Section 1.752-3(a). The Protected Amount allocable to any Protected Partner may be modified from time to time by an amendment to the Agreement or by execution of a written instrument by and between such Protected Partner and the General Partner, acting on behalf of the Partnership and without the prior written consent of any other Partner (whether or not Protected Partners).

                 (iii) "Protected Partner(s)" means that or those Limited Partner(s) designated as Protected Partner(s) on Exhibit A attached hereto and made a part hereof, as such designation may be modified from time to time by the General Partner, whether by express amendment to this Agreement or by execution of a written instrument by and between any Protected Partner(s) and the General Partner, acting on behalf of the Partnership and without the prior consent of other Limited Partners (whether or not Protected Partners). For purposes hereof, any successor, assignee, or transferee of Partnership Interests from a Protected Partner, which successor, assignee or transferee determines its basis in such Units by reference to the basis of the predecessor, assignor or transferor Protected Partner, shall be considered a Protected Partner for purposes hereof.

                 (iv) "Recourse Liabilities" means the amount of liabilities owed by the Partnership (other than Nonrecourse Liabilities and liabilities to which Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(i)).

           (b) Notwithstanding any provision of the Partnership Agreement to the contrary (including, without limitation, the second sentence of Section
13.3 of the Partnership

Agreement), upon liquidation of the Partnership or upon the liquidation of the Partnership Interest of a Protected Partner, such Protected Partner whose interest is being liquidated shall contribute to the Partnership in accordance with Treasury Regulation Section 1.704-1(b)(2)(ii)(b)(2), the deficit balance, if any, in its Capital Account, calculated after the allocation for such year of all items of Net Income, Net Losses, Gross Income and Unrealized Gain or Unrealized Loss allocated in accordance with Section 6.1 of the Partnership Agreement, Section l.D of Exhibit B to the Partnership Agreement, and modified by Section 7 of this Amendment; provided, however, that in no event shall such contribution obligation for any Protected Partner exceed such Protected Partner's Protected Amount. The obligation created pursuant to this Section 6(b) shall be for the benefit of the Partnership, its general partners (the "GENERAL PARTNERS"), the creditors of the Partnership or any other person to whom any debts, liabilities or obligations are owed by (or who otherwise has any claim against) the Partnership or the General Partners in their capacities as general partners of the Partnership and shall be enforceable by such parties. Each Protected Partner unconditionally and irrevocably waives any subrogation, reimbursement or similar rights to which it might otherwise be entitled as the result of its performance with respect to the obligation created pursuant to this Section 6(b), whether such rights arise with respect to the Partnership, another Partner of the Partnership or a third party; provided, however, that the General Partners shall in all events be entitled to enforce the contribution obligation of a Protected Partner undertaken pursuant to Section 6(b). Notwithstanding anything herein to the contrary, the obligation of a Protected Partner to contribute amounts pursuant to this paragraph shall continue in full force and effect in accordance with the terms hereof until one year following the transfer or other disposition by such Protected Partner of its Partnership Interests unless the Partnership and such Protected Partner agree otherwise. Unless expressly agreed by the parties to the contrary in this or an other agreement, any Partner of the Partnership who is not a Protected Partner shall have no obligation to contribute amounts to the Partnership.

     7.    ALLOCATIONS OF NET INCOME AND NET LOSSES.

           For purposes of maintaining Capital Accounts and in determining the rights of the Partners among themselves, Partnership income, gain, loss and deductions (computed in accordance with Exhibit B of the Partnership Agreement) shall be allocated among the Partners in each taxable year (or portion thereof) as provided in Section 6.1 of the Partnership Agreement, subject to the following adjustments:

           (a) Net Income. After giving effect to the special allocations set forth in Section 1 of Exhibit C of the Partnership Agreement, Net Income otherwise allocable to the General Partners pursuant to the provisions of
Section 6.1.A(i) of the Partnership Agreement shall be allocated:

                 (i) first, to the General Partners to the extent that cumulative Net Losses previously allocated the General Partners pursuant to Section 7(b)(iii) of this Amendment exceed cumulative Net Income previously allocated to the General Partners pursuant to this clause (i);

                 (ii) next, to each Protected Partner until the cumulative Net Income allocated such Protected Partner under this clause
                 (ii) equals the cumulative Net Losses allocated such Protected Partner under Section 7(b)(ii) of this Amendment (and, within the class of Protected Partners, pro rata in proportion to their respective percentages of the cumulative Net Losses allocated all Protected Partners pursuant to Section 7(b)(ii) hereof); and

                 (iii) thereafter, to the General Partners until the cumulative Net Income allocated under this clause (iii) equals the cumulative Net Losses allocated the General Partners under
                 Section 7(b)(i) of this Amendment.

         (b) Net Losses. After giving effect to the special allocations set forth in Section 1 of Exhibit C of the Partnership Agreement, Net Losses otherwise allocable to the General Partners pursuant to the last sentence of Sections 6.1.B of the Partnership Agreement shall be allocated:

                 (i) first, to the General Partners in an amount equal to the excess of (a) the amount of Recourse Liabilities over (b) the Aggregate Protected Amount;

                 (ii) next, to and among the Protected Partners, in proportion to their respective Protected Amounts, until such time as the Protected Partners have been allocated cumulative Net Losses pursuant to this clause (ii) equal to the Aggregate Protected Amount; and

                 (iii)    thereafter, to the General Partners.

         8. AMENDMENTS. Notwithstanding any provision in the Partnership Agreement to the contrary, the provisions of this Amendment may be waived or amended or otherwise modified with the prior written consent of holders (being either the Equity Holders and/or the Indirect Equity Holders) of more than seventy-five percent (75%) of the OP Units at the time outstanding and without the consent of any other Limited Partner.

         9. TIME IS OF THE ESSENCE. Time is of the essence of each and every provision of this Amendment.

         10. DEFINED TERMS. All capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to them in the Partnership Agreement. Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and affirms.

         IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

                                      EQUITY OFFICE PROPERTIES TRUST, a Maryland real estate investment trust, a General Partner of EOP Operating Limited Partnership and on behalf of existing Limited Partners



                                      By:        /s/ STANLEY M. STEVENS
                                                 -------------------------------
                                      Name:      Stanley M. Stevens
                                      Title:     Executive Vice President


                              CONTRIBUTOR:

                              PALO ALTO SQUARE LIMITED PARTNERSHIP, an Illinois limited partnership, by its general partner:

                                       Samuel Zell, Robert Lurie General
                                       Partners, an Illinois partnership, by one of its general partners:

                                               Zell General Partners, Inc., an
                                               Illinois corporation

                                               By:    /s/ DONALD J. LIEBENTRITT
                                                      --------------------------
                                               Name:  Donald J. Liebentritt
                                               Title: Executive Vice President

SIGNATURES CONTINUED



                                                   EQUITY HOLDERS:



                                                   /s/ ADRIENNE NASSAU
                                                   -----------------------------
                                                   Adrienne Nassau
                                                   TO BECOME A PROTECTED PARTNER
                                                   INITIAL HERE: /s/ AN
                                                                 ---------------




                                                   ANDA Partnership


                                                   By:   /s/ MARK SLEVAK
                                                         -----------------------
                                                         Its: Trustee
                                                             -------------------
                                                   TO BECOME A PROTECTED PARTNER
                                                   INITIAL HERE: /s/ MS
                                                                 ---------------

SIGNATURES CONTINUED





                                                   /s/ EDWARD H. SCHWARTZ
                                                   -----------------------------
                                                   Edward H. Schwartz
                                                   TO BECOME A PROTECTED PARTNER
                                                   INITIAL HERE:
                                                                 ---------------




                                                   Estate of Sylvia K. Grossman


                                                   By:   /s/
                                                         -----------------------
                                                         Its:
                                                              ------------------
                                                   TO BECOME A PROTECTED PARTNER
                                                   INITIAL HERE:
                                                                 ---------------

SIGNATURES CONTINUED



                                      Henry A. Proesel Descendants Trusts
                                      Partnership


                                      By:   /s/ MARGARET E. MCNAMARA, Co-Trustee
                                            ------------------------------------
                                            Its:  Partner
                                                  ------------------------------
                                      TO BECOME A PROTECTED PARTNER
                                      INITIAL HERE: /s/ MEM
                                                    ----------------------------




                                      Hugh M. Hefner 1991 Trust


                                      By:      /s/ HUGH HEFNER
                                               ---------------------------------
                                               Its:
                                                    ----------------------------
                                      TO BECOME A PROTECTED PARTNER
                                      INITIAL HERE:
                                                     ---------------------------




                                      Isabelle Kole Stein Trust


                                      By:      /s/ ISABELLE KOLE STEIN
                                               ---------------------------------
                                               Its:
                                                    ----------------------------
                                      TO BECOME A PROTECTED PARTNER
                                      INITIAL HERE: /s/ IKS
                                                    ----------------------------

SIGNATURES CONTINUED



                                      James V. Proesel Marital Exempt Trust


                                      By:   /s/ MARGARET E. MCNAMARA, Co-Trustee
                                            ------------------------------------
                                            Its:  Co-Trustee
                                                --------------------------------
                                      TO BECOME A PROTECTED PARTNER
                                      INITIAL HERE:  /s/ MEM
                                                     ---------------------------




                                       /s/ JUDITH MOLINSKY
                                      ------------------------------------------
                                      Judith Molinsky
                                      TO BECOME A PROTECTED PARTNER
                                      INITIAL HERE:  /s/ JM
                                                     ---------------------------

SIGNATURES CONTINUED



                                                   LFT Partnership


                                                   By:  /s/ ANN LURIE
                                                        ------------------------
                                                        Its:  Trustee
                                                              ------------------
                                                   TO BECOME A PROTECTED PARTNER
                                                   INITIAL HERE: /s/ AL
                                                                 ---------------




                                                   /s/ MORTON H. FRIEDMAN
                                                   -----------------------------
                                                   Morton H. Friedman
                                                   TO BECOME A PROTECTED PARTNER
                                                   INITIAL HERE:  /s/ MHF
                                                                  --------------




                                                   /s/ MORTON S. GROSSMAN
                                                   -----------------------------
                                                   Morton S. Grossman
                                                   TO BECOME A PROTECTED PARTNER
                                                   INITIAL HERE:  /s/ MSG
                                                                  --------------

SIGNATURES CONTINUED



                                                   Robert H. & Ann Lurie Trust



                                                   By: /s/ MARK SLEZAK
                                                       -------------------------
                                                       Its: Trustee
                                                            --------------------
                                                   TO BECOME A PROTECTED PARTNER
                                                   INITIAL HERE: /s/ MS
                                                                 ---------------




                                                   Robert Scot Bldg Venture


                                                   By: /s/ ROBERT HARRIS
                                                       -------------------------
                                                       Its: TTEE
                                                            --------------------
                                                   TO BECOME A PROTECTED PARTNER
                                                   INITIAL HERE: /s/ RH
                                                                 ---------------


                                                  RSB Properties Trust


                                                   By: /s/
                                                       -------------------------
                                                       Its: Trustee
                                                            --------------------
                                                   TO BECOME A PROTECTED PARTNER
                                                   INITIAL HERE: /s/
                                                                 ---------------

                                                  Seiler Trust UTA dated 3/15/95

                                                   By: /s/ DONALD H. SEILER
                                                       -------------------------
                                                       Its: Trustee
                                                            --------------------
                                                   TO BECOME A PROTECTED PARTNER
                                                   INITIAL HERE: /s/ DS
                                                                 ---------------

SIGNATURES CONTINUED



                                    Seiler Family Revocable Trust dated 9/18/90


                                    By:  /s/ STUART W. SEILER
                                         ---------------------------------------
                                         Its: Trustee
                                         ---------------------------------------
                                    TO BECOME A PROTECTED PARTNER
                                    INITIAL HERE: /s/ SWS
                                                  ------------------------------




                                    Helen S. Fredkin Revocable Trust

                                    By:  /s/ HELEN S. FREDKIN REV. TRUST
                                         ---------------------------------------
                                         Its:  Trustee
                                              ----------------------------------
                                    TO BECOME A PROTECTED PARTNER
                                    INITIAL HERE: /s/ HSF
                                                  ------------------------------

SIGNATURES CONTINUED



                                                   Sgm & Pin Trust



                                                By:   /s/ STUART MOLDAW
                                                      --------------------------
                                                      Its:
                                                           ---------------------
                                                   TO BECOME A PROTECTED PARTNER
                                                   INITIAL HERE:  /s/ SM
                                                                  --------------




                                                   Steven Kole Trust


                                                By:   /s/ STEVEN M. KOLE
                                                      --------------------------
                                                      Its: Trustee
                                                           ---------------------
                                                   TO BECOME A PROTECTED PARTNER
                                                   INITIAL HERE:  /s/ SMK
                                                                  --------------


                                                By:   /s/ SUSAN HANDELMAN MILLER
                                                      --------------------------
                                                      Susan Handelman Miller
                                                   TO BECOME A PROTECTED PARTNER
                                                   INITIAL HERE: /s/ SHM
                                                                 ---------------

                                                By:   /s/ VICTOR A. LOWNES
                                                      --------------------------
                                                      Victor A. Lownes, III
                                                   TO BECOME A PROTECTED PARTNER
                                                    INITIAL HERE: /s/ VAL
                                                                  --------------

SIGNATURES CONTINUED


                                     Samstock/Alpha, L.L.C.



                                     By: /s/ DONALD J. LIEBENTRITT
                                         ---------------------------------------
                                     Its: Vice President
                                         ---------------------------------------
                                     TO BECOME A PROTECTED PARTNER
                                     INITIAL HERE:   /s/ DJL
                                                    ----------------------------




                                     Samstock/SZRT, L.L.C.


                                     By:   /s/ DONALD J. LIEBENTRITT
                                           -------------------------------------
                                           Its:  Vice President
                                                --------------------------------
                                     TO BECOME A PROTECTED PARTNER
                                     INITIAL HERE:   /s/ DJL
                                                    ----------------------------



                                     Samstock/ZFT, L.L.C.



                                     By: /s/ DONALD J. LIEBENTRITT
                                         ---------------------------------------
                                     Its: Vice President
                                         ---------------------------------------
                                     TO BECOME A PROTECTED PARTNER
                                     INITIAL HERE:   /s/ DJL
                                                    ----------------------------



                                     Samstock/ZGPI, L.L.C.



                                     By: /s/ DONALD J. LIEBENTRITT
                                         ---------------------------------------
                                     Its: Vice President
                                         ---------------------------------------
                                     TO BECOME A PROTECTED PARTNER
                                     INITIAL HERE:   /s/ DJL
                                                    ----------------------------